Exhibit 99.1

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 16, 2011
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Princess

Rig Name	Nominal WD*	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

Domestic Deepwater Semisubmersibles (2)

Ocean Victory (Note 1)	5,500’	GOM	Current Contract	ATP	continue six-wells	low 560’s	mid May 2011	late Oct. 2011

Ocean Monarch	10,000’	GOM	Current Contract	Marathon	one well	mid 290’s	mid May 2011	mid Aug. 2011

		GOM/Mobe		DODI	standby for heavy lift, prep and mobe to Vietnam		mid Aug. 2011	mid Nov. 2011

		Vietnam	Future Contract	BP	two wells + two options	mid 340’s	mid Nov. 2011	mid Feb. 2012
Domestic 2nd Generation Semisubmersibles (1)

Ocean Saratoga	2,200’	GOM	Five Year Survey/ Actively Marketing	DODI			late July 2011	mid Sept. 2011

Domestic Jack-ups (2)

Ocean Columbia	250’ IC	GOM	Actively Marketing	DODI

Ocean Titan	350’ IC	GOM	Current Contract	Magnum Hunter	45 days	low 80’s	late July 2011	late Sept. 2011

		GOM	Prep for Mexico	DODI			late Sept. 2011	mid Nov. 2011

		Mexico	Future Contract	Pemex	777-day term	mid 100’s	mid Nov. 2011	late Dec. 2013

Note (1). Victory — In regard solely to the ATP contract, for a minimum of the first 240 days and potentially for all of the initial one-year contract period, Contract Drilling Revenue is to be recognized under normal GAAP accrual accounting at $540,000 per day, and additional contract dayrate of $20,000 is to be recognized as interest income over applicable periods reflecting deferred payment plan. The contract calls for $75,000 per day of the $560,000 contract dayrate to be paid on a current basis and the remaining $485,000 per day to be paid pursuant to an overriding royalty interest structure, as discussed in the Company’s Form 8-K that was filed on June 3, 2009. The contract may be extended beyond the initial one-year contract period for such days as are necessary to complete the drilling of a well then in progress and the dayrate for such days, if any, will be $540,000 payable in cash.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 16, 2011

Rig Name	Nominal WD*	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

International Semisubmersibles (25)

North Sea/Mediterranean

Ocean Nomad	1,200’	North Sea	Current Contract	BG Intl.	four firm wells	mid 240’s	late Dec. 2010	late Oct. 2011

		North Sea	Future Contract	BG Intl.	four firm wells + one priced option well	mid 230’s	early Nov. 2011	late May 2012

Ocean Guardian	1,500’	Falkland Is.	Current Contract	AGR/Desire/ Rockhopper	third firm well	mid 270’s	mid Aug. 2011	mid Sept. 2011

		Falkland Is.	Future Contract	AGR/Desire/ Rockhopper	first & second firm of 10 priced option wells	mid 270’s	mid Sept. 2011	mid Nov. 2011

Ocean Princess	1,500’	North Sea	Intermediate Survey	DODI			mid Aug. 2011	late Sept. 2011

		North Sea	Actively Marketing	DODI			late Sept. 2011	early Jan. 2012

		North Sea	Future Contract	Enquest	600-day term + unpriced option	low 230’s	early Jan. 2012	late Aug. 2013

Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	three-year term + unpriced option	high 340’s	mid Aug. 2010	mid June 2013

Ocean Endeavor	10,000’	Egypt	Current Contract	Burullus	eight-month extension + priced options	mid 280’s	late July 2011	mid Mar. 2012

Ocean Confidence	10,000’	Angola	Current Contract	Cobalt	2nd & 3rd firm wells + option	low 360’s	mid July 2011	late Jan. 2012

			Mobe to GOM	DODI			To be determined

		GOM	Future Contract	Murphy	resume interrupted contract, 365 days + unpriced option	low 510’s	To be determined

Ocean Valiant (Note 2)	5,500’	Angola	Current Contract	Total	two-year term	low 620’s	late Sept. 2009	mid Sept. 2011

		Equatorial Guinea	Future Contract	Hess	Four firm wells+two priced option wells	low 320’s	mid Sept. 2011	early Jan. 2012

Note (2). Valiant — Dayrate subject to certain potential adjustments that are not expected to be material.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 16, 2011

Rig Name	Nominal WD*	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date
Australasia
Ocean Patriot	1,500’	Australia	Current Contract	PTTEP	200 day term	mid 230’s	mid June 2011	early March 2012
Ocean America	5,500’	Australia	Current Contract	Woodside	remainder term	mid 420’s	mid March 2011	mid Aug. 2012
Ocean General	3,000’	Indonesia	Current Contract	Premier Oil	remainder of two wells + two unpriced option	low 240’s	late April 2011	late Sept. 2011
		Thailand	Survey	DODI			late Sept. 2011	early Dec. 2011
Ocean Rover	8,000’	Indonesia	Current Contract	Murphy/Hess	two term + one option well	high 370’s	mid Dec. 2010	mid Dec. 2011
		Malaysia	Maintenance	DODI/Murphy		low 150’s	mid Dec. 2011	mid Feb. 2012
		Malaysia	Resume Current Contract	Murphy	resume two-year ext.	low 450’s	mid Feb. 2012	late May 2012
		Malaysia	Future Contract	Murphy	600-day extension + unpriced option	mid 280’s	late May 2012	mid Jan. 2014

DIAMOND OFFSHORE DRILLING,INC.RIG STATUS REPORT AS OF
August 16, 2011

Rig Name	Nominal WD*	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

Brazil (Note 3)
Ocean Ambassador	1,100’	Brazil	Current Contract	OGX	3-year term	low 260’s	mid Sept. 2009	mid Sept. 2012

Ocean Whittington	1,650’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 240’s	late Jan. 2009	late Dec. 2011

		Brazil	Actively Marketing	DODI	remaining term transferred to Concord

Ocean Concord	2,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	high 240’s	early Jan. 2008	early Jan. 2013

		Brazil	Future Contract	Petrobras	remainder of Whittington and Yorktown terms	high 240’s	early Jan. 2013	early Aug. 2015

Ocean Lexington	2,200’	Brazil	Current Contract	OGX	3-year term	mid 330’s	early Feb. 2010	early Mar. 2012

		Brazil	Current Contract	OGX	3-year term (rate reduction blended across Star and Quest)	low 270’s	early Mar. 2012	early Feb. 2013

Ocean Yorktown	2,850’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 250’s	mid Aug. 2008	mid Aug. 2011

		Demobe	Demobe to GOM, survey, prep for Mexico	DODI	remaining term transferred to Concord		mid Aug. 2011	mid Nov. 2011

		Mexico	Future Contract	Pemex	930-day term	mid 180’s	mid Nov. 2011	early June 2014

Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 250’s	early Oct. 2009	early Oct. 2014

Ocean Quest	4,000’	Brazil	Remainder term at new blended rate	OGX	revised 2-year term	low 270’s	mid Feb. 2011	late Dec. 2011

		Brazil	Future Contract	OGX	1-year extension + second 1-year extension	low 270’s	late Dec. 2011	late Dec. 2013

Ocean Winner	4,000’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 280’s	mid Oct. 2010	mid March 2015
Ocean Worker	4,000’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.10% bonus)	mid 280’s	late Feb. 2009	late Feb. 2015

Ocean Alliance	5,250’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.15% bonus)	mid 360’s	late July 2010	late June 2016

Note (3) — All Brazilian contracts include unpriced options

DIAMOND OFFSHORE DRILLING,INC.RIG STATUS REPORT AS OF
August 16, 2011

Rig Name	Nominal WD*	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date
Brazil Cont. (Note 3)
Ocean Star	5,500’	Brazil	Current Contract	OGX	part one of 2-year term extension	low 310’s	mid Feb. 2011	late Dec. 2011
		Brazil	Future Contract	OGX	part two of 2-year term extension	low 270’s	late Dec. 2011	early Apr. 2012
		Brazil	Future Contract	OGX	1-year extension	low 300’s	early Apr. 2012	mid Feb. 2014
Ocean Baroness	7,000’	Brazil	Current Contract	Petrobras	converted to five-year term (includes 50% of pot. 5% bonus)	low 270’s	early Sept. 2011	early Sept. 2015
Ocean Courage	10,000’	Brazil	Current Contract	Petrobras	five-year term (includes 50% of pot. 6% bonus)	400 - 410	mid Feb. 2010	mid Feb. 2015
Ocean Valor	10,000’	Brazil	Current Contract	Petrobras	converted to five-year term (includes 50% of pot. 5% bonus)	low 440’s	early Sept. 2011	mid Oct. 2015
		Brazil	Maintenance	DODI			early Oct. 2011	late Oct. 2011
Drillship (1)
Ocean Clipper	7,875’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	mid Dec. 2010	late Sept. 2011
		Brazil	Survey/Upgrade for Petrobras	DODI			late Oct. 2011	late Jan. 2012
		Brazil	Resume Current Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	late Dec. 2011	early Dec. 2015

Note (3) — All Brazilian contracts include unpriced options

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 16, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Jack-ups (7)
Ocean Nugget	300’ IC	Mexico	Five Year Survey	DODI			late July 2011	early Sept. 2011
		Mexico	Future Contract	Pemex	430 day term	mid 80’s	early Sept. 2011	mid Oct. 2012
Ocean Summit	300’ IC	Mexico	Current Contract	Pemex	288 day term	mid 80’s	late March 2011	late Dec. 2011
		Mexico	Five Year Survey	DODI			mid Aug. 2011	mid Sept. 2011
		Mexico	Standby and Future Contract	Pemex	985 day term	mid 80’s	late Dec. 2011	mid Sept. 2014
Ocean Scepter	350’ IC	Brazil	Current Contract	OGX	one-year term + unpriced option	mid 130’s	early Feb. 2011	early Feb. 2012
Ocean King	300’ IC	Montenegro	Actively Marketing	DODI
Ocean Sovereign	300’ IC	Thailand	Current Contract/Actively Marketing	Salamander	Six firm + three unpriced option wells	low 70’s	early Feb. 2011	mid Sept. 2011
		Thailand	Five Year Survey	DODI			late Sept. 2011	mid Dec. 2011
Ocean Heritage	300’ IC	Suez Gulf	Current Contract/Actively Marketing	SUCO	six-month ext. w/ right to terminate after 3 mo.	high 50’s	early Feb. 2011	late Sept. 2011
		Suez Gulf	Five Year Survey	DODI			late Sept. 2011	early Nov. 2011
Ocean Spur	300’ IC	Egypt	Current Contract/Actively Marketing	WEPCO	one-year extension + unpriced option	mid 60’s	late Oct. 2010	late Oct. 2011
RIGS UNDER CONSTRUCTION — Dynamically Positioned Drillships (3)
Ocean BlackHawk	12,000’	S. Korea	Hyundai	DODI			Q1 2011	Q2 2013
		TBA	Future Contract	Anadarko	five-year term	mid 490’s	Q4 2013	Q4 2018
Ocean BlackHornet	12,000’	S. Korea	Hyundai	DODI			Q1 2011	Q4 2013
		TBA	Future Contract	Anadarko	five-year term	mid 490’s	Q2 2014	Q2 2019
Ocean TBA	12,000’	TBA	Hyundai	DODI			Q2 2011	Q2 2014
NOTES: Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. GOM=Gulf of Mexico.
Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated.
ALL DAYRATES EXCLUSIVE OF MOBE. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract.
* Nominal Water Depth — Nominal water depth (in ft.) reflects the rig’s current operating water depth capability. Often, rigs are capable of drilling, or have drilled, in greater water depths. In all cases, floating rigs are capable of working successfully at greater depths than their nominal depth. On a case by case basis, we may achieve a greater depth capacity by providing additional equipment.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 16, 2011

EXPECTED 2011 DOWNTIME — 10 DAYS OR LONGER (Subject to Change*)

Total DT YTD 221	EST ‘11 Total = 988

Rig	# Days	July Actual	EST Q3	Comments
Shipyard — 5-Year Surveys/Maintenance
Nugget		0	40	5-year survey/maintenance
Clipper		0	0	5-year survey/maint/upgrade Q4 (75)
Summit		0	35	5-year survey/maintenance
General		0	0	5-year survey Q4 (60)
Saratoga		0	50	5-year survey/maintenance
Sovereign		0	8	5-year survey/maintenance Q4 (92)
Heritage		0	0	5-year survey/maintenance Q4 (40)
Total 5-year Surveys		0	133
Intermediate Surveys/Acceptance Testing/Maintenance
Princess		0	45	Intermediate survey/maintenance
Total Contract Prep.		0	45
Contract Prep/Maintenance/Other
Monarch		0	47	Standby heavy lift/mobe Vietnam Q4(45)
Yorktown		0	60	Mobe GOM/prep/mobe to Mexico Q4 (80)
Valor		19	19	Maintenance
Worker		10	10
Titan		0	10	Prep and mobe Mexico Q4 (80)
Scepter		0	0	Standby
Other Total		29	146
Total		29	324

* Reflects currently planned downtime. Expect additional downtime in form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unanticipated maintenance. Survey start times may also be accelerated or delayed for various reasons.
Does Not Include Cold or Hot Stacked Rigs (see final page for cold stacked units).

2012 ESTIMATED SURVEY DOWNTIME = 894 days
Special Surveys: Whittington (120); Endeavor (50); Patriot (50); Quest (105); Worker (75); Star (75); Baroness (75); Victory (60); Cont. Clipper (25); King (35).
Intermediate Surveys/UWILD: Guardian (60); Columbia (12); Titan (12); Courage (10); Valor (10).
Other Prep/Maintenance: Confidence (60); Rover (60).
Survey Costs: During surveys, normal opex applies, plus additional costs.
Mobe Costs: Amortized mobe costs are generally offset by amortized mobe revenues.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
August 16, 2011

Rig Name	Nominal WD	Location	Status	Operator	Order Date	Est. Delivery Date

COLD STACKED RIGS (8) = (4 jack-ups, 4 semisubmersibles)

Ocean Crusader	200’ MC	GOM	Stacked	DODI

Ocean Drake	200’ MC	GOM	Stacked	DODI

Ocean Champion	250’ MS	GOM	Stacked	DODI

Ocean Spartan	300’ IC	GOM	Stacked	DODI

Ocean Voyager	3,200’	GOM	Stacked	DODI

Ocean Epoch	3000’	Malaysia	Stacked	DODI

Ocean New Era	1,500’	GOM	Stacked	DODI

Ocean Bounty	1,500’	Malaysia	Stacked	DODI

Forward-Looking Statements: The rig status report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning related legal proceedings and outcomes thereof, the impact of these and related events on our operations and revenues, the effects of claims of force majeure and the outcomes of discussions with operators with regard thereto, rigs being upgraded or to be upgraded, rigs under construction and the revised Ocean Victory contract. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.